                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D. C. 20549

                                   ______________


                                      FORM 8-K


                                   CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                     Date of Report (Date of earliest event
                           reported): October 7, 1997


                               EMERSON ELECTRIC CO.
                               --------------------
                (Exact Name of Registrant as Specified in Charter)



    MISSOURI                    1-278                      43-0259330
-------------------       -----------------          ----------------------
(State or Other             (Commission                 (I.R.S. Employer
Jurisdiction of             File Number)             Identification Number)
Incorporation)



8000 W. Florissant Avenue
P.O. Box 4100
St. Louis, Missouri                                      63136
----------------------------------------              ----------
(Address of Principal Executive Offices)              (Zip Code)



            Registrant's telephone number, including area code:
                                314-553-2000
                             -----------------

ITEM  5. OTHER EVENTS.

Emerson has appointed ChaseMellon Shareholder Services, L.L.C. as Transfer Agent-Registrar and effective October 10, 1997 as Rights Agent to succeed Boatmen's Trust Company.

The technical amendments to the Rights Agreement to allow ChaseMellon Shareholder Services, L.L.C. to succeed Boatmen's Trust Company as Rights Agent are included as Exhibit 4 and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      Exhibit No.       Description of Exhibit
      -----------       ----------------------
            4           Technical amendments to Rights Agreement, dated as of
                        October 7, 1997 between Emerson Electric Co., Boatmen's Trust
                        Company, as Rights Agent and ChaseMellon Shareholder
                        Services, L.L.C. in order for ChaseMellon to become successor
                        Rights Agent.

                                 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EMERSON ELECTRIC CO.
                                    (Registrant)


Date:  October 17, 1997             By:  /s/H. Smith
      --------------------             ------------------------------
                                           Harley M. Smith
                                           Assistant Secretary


                                        EXHIBIT INDEX
                                        -------------

      Exhibit No.       Description of Exhibit
      -----------       ----------------------
          4             Technical amendments to Rights Agreement, dated as of
                        October 7, 1997 between Emerson Electric Co., Boatmen's Trust
                        Company, as Rights Agent and ChaseMellon Shareholder Services,
                        L.L.C. in order for ChaseMellon to become successor Rights
                        Agent.